SECURTIES AND EXCHANGE COMMISION

                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                 August 7, 2003

                               MEDPLUS CORPORATION
             (exact name of registrant as specified in its charter)

         Delaware                   0-16286                    95-4082020
(State or other jurisdiction      (Commission                (IRS Employer
     of  incorporation)           File  Number)              Indent.  No.)

                        54 Broad Street, Suite 200B
                                Red Bank, NJ                         07701
                  (Address of principal executive offices)         (Zip code)


               Registrant's telephone number, including area code

                                  732-212-1133

                                 Not applicable

          (Former name or former address, if changed since last report)


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

Effective August 5, 2003 the Board of Directors of Medplus Corporation ("Medplus") terminated Clyde Bailey P.C. ("Bailey") as its independent accountants, due to the company wanting an independent accountant geographically located closer to its headquarters as a cost saving measure. The action was recommended by the Board of Directors of Medplus and was approved by Medplus' shareholders and Board of Directors.

On August 6, 2003, Medplus engaged Bagell, Josephs and Company, LLC ("Bagell") with offices in New Jersey, to audit Medplus' consolidated financial statements for the fiscal year ending March 31, 2003. During Medplus' two most recent fiscal years and through the date of this Form 8-K, Medplus did not consult with Bagell with respect to the application of accounting principles to a specified transaction, either completed or posed, or the type of audit opinion that might be rendered on Medplus' consolidated financial statements, or any matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Bailey's reports on Medplus' consolidated financial statements for the fiscal year ended March 31, 2002 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. Prior thereto, Bailey's reports on Medplus' consolidated financial statements for the fiscal year ended March 31, 2001 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the most recent two fiscal years and up to the date of this Form 8-K, there were no disagreements between Medplus and Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bailey, would have caused them to make a reference to the subject matter in connection with their reports on Medplus' consolidated financial statements for such years. There were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

Medplus has provided a copy of this disclosure to Bailey in compliance with the provisions of Item 304 (a) (3) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     c) The following exhibit is filed with this document:

     Exhibit Number          Description
     --------------          -----------
          16                 Letter from Clyde Bailey, P.C. to the Securities
                             and Exchange Commission dated August 5, 2003

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Corporations has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                               MEDPLUS CORPORATION

Date:     August 7, 2003                   By:     /s/    Brian Zucker
                                              ----------------------------------


                                                 Brian Zucker
                                                 Chief  Executive  Officer


Date:     August 7, 2003                   By:     /s/    Tim DeHerrera
                                              ----------------------------------


                                                 Tim DeHerrera
                                                 Secretary




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